                                                                   EXHIBIT 10.28

                                                        364 Day Credit Agreement



                                AMENDMENT NO. 2


     THIS AMENDMENT NO. 2, (this "Amendment"), dated as of May 29, 1997, among GENERAL SIGNAL CORPORATION (the "Company") and the undersigned commercial banking institutions (herein collectively "Banks").

                                   WITNESSETH:

     WHEREAS, the Company and the Banks are parties to a certain 364 Day Credit Agreement, dated as of June 1, 1995 as amended as of May 31, 1996 (the "364 Day Credit Agreement"); and

     WHEREAS, the parties desire to amend further certain terms of the 364 Day Credit Agreement;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

     1. Except as otherwise defined herein, the capitalized terms used herein shall have the meanings respectively ascribed to them in the 364 Day Credit Agreement.

     2. Each Bank's Commitment shall be the amount set forth opposite its signature hereto, as such amount may be reduced or increased from time to time pursuant to Sections 1.1.6, 1.1.7 and 1.1.8 or Section 13.5 of the 364 Day Credit Agreement.

     3. The "Revolver Expiration Date" is hereby amended to mean the earlier of May 28, 1998 or the date of termination in whole of the Commitments. All references to the "364 Day Credit Agreement" shall be deemed to refer to the 364 Day Credit Agreement as hereby amended.

4. The table in Section 3.1.8, Applicable Margin, is hereby deleted and replaced with the following:

Public Debt Rating          Eurodollar Margin               CD Margin
------------------          -----------------               ---------
Level 1:                          .185%                       .310%
AA-/Aa3 or higher

Level 2:                          .200%                       .325%
A-/A3 or higher, but
less than Level 1

Level 3:                          .350%                       .475%
BBB-/Baa3 or higher,
but less than Level 2

Level 4:                          .500%                       .625%
Less than BBB-/Baa3

     5. The table in Section 3.2, Facility Fee, is hereby deleted and replaced with the following:


Public Debt Rating              Facility Fee Percentage
------------------              -----------------------
Level 1:                                .040 %
AA-/Aa3 or higher

Level 2:                                .060 %
A-/A3 or higher, but
less than Level 1

Level 3:                                 .100%
BBB-/Baa3 or higher,
but less than Level 2

Level 4:                                .150 %
Less than BBB-/Baa3


6. Except as set forth in this Amendment, all terms and conditions of the 364 Day Agreement shall remain unchanged.

  IN WITNESS WHEREOF, the Company and each Bank have caused this Amendment to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.


                                        GENERAL SIGNAL CORPORATION

                                                /s/ Terry J. Mortimer
                                        By:   ________________________________
                                                Vice President and Treasurer
                                                One High Ridge Park
                                                Stamford, CT  06904
                                                Attention:  Treasurer
                                                Telecopier No.:  (203) 329-4365


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

                                                      Four Year Credit Agreement



                                AMENDMENT NO. 3


     THIS AMENDMENT NO. 3, (this "Amendment"), dated as of May 29, 1997, among GENERAL SIGNAL CORPORATION (the "Company") and the undersigned commercial banking institutions (herein collectively "Banks").

                                   WITNESSETH:

     WHEREAS, the Company and the Banks are parties to a certain Four Year Credit Agreement, dated as of January 12, 1994, as amended as of January 12, 1995 and May 31, 1996 (the "Four Year Credit Agreement"); and

     WHEREAS, the parties desire to amend further certain terms of the Four Year Credit Agreement;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

     1. Except as otherwise defined herein, the capitalized terms used herein shall have the meanings respectively ascribed to them in the Four Year Credit Agreement.

     2. Each Bank's Commitment shall be the amount set forth opposite its signature hereto, as such amount may be reduced or increased from time to time pursuant to Sections 1.1.6, 1.1.7 and 1.1.8 or Section 13.5 of the Four Year Credit Agreement.

     3. The "Revolver Expiration Date" is hereby amended to mean the earlier of May 28, 1998 or the date of termination in whole of the Commitments.

     4. The term "Agreement" is hereby amended to mean this "Five Year Credit Agreement" and all references to the "Five Year Credit Agreement" shall be deemed to refer to the Four Year Credit Agreement as hereby amended.

     5. The table in Section 3.1.8, Applicable Margin, is hereby deleted and replaced with the following:

Public Debt Rating          Eurodollar Margin               CD Margin
------------------          -----------------               ---------
Level 1:                          .165%                       .290%
AA-/Aa3 or higher

Level 2:                          .180%                       .305%
A-/A3 or higher, but
less than Level 1

Level 3:                          .300%                       .425%
BBB-/Baa3 or higher,
but less than Level 2

Level 4:                          .400%                       .525%
Less than BBB-/Baa3

     6. The table in Section 3.2, Facility Fee, is hereby deleted and replaced with the following:


Public Debt Rating              Facility Fee Percentage
------------------              -----------------------
Level 1:                                .060%
AA-/Aa3 or higher

Level 2:                                .080%
A-/A3 or higher, but
less than Level 1

Level 3:                                .150%
BBB-/Baa3 or higher,
but less than Level 2

Level 4:                                .250 %
Less than BBB-/Baa3


6. Except as set forth in this Amendment, all terms and conditions of the Four Year Credit Agreement shall remain unchanged.

  IN WITNESS WHEREOF, the Company and each Bank have caused this Amendment to be executed, as of the day and year first above written, by one of its officers thereunto duly authorized.


                                        GENERAL SIGNAL CORPORATION

                                                /s/ Terry J. Mortimer
                                        By:   ________________________________
                                                Vice President and Treasurer
                                                One High Ridge Park
                                                Stamford, CT  06904
                                                Attention:  Treasurer
                                                Telecopier No.:  (203) 329-4365


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